UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FTC Solar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Special Meeting and Proxy Statement Important Notice Regarding the Availability of Proxy Materials for the Stockholders FTC Solar, Inc. Meeting To Be Held On September 4, 2025 For Stockholders of record as of July 9, 2025 Special Meeting of Stockholders To order paper materials, use one of the Thursday, September 4, 2025 10:00 AM, Central Time This meeting will be held live via the Internet—please visit www.proxydocs.com/FTCI for more following methods. details. You must register to attend the meeting online and/or participate at www.proxydocs.com/FTCI Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/FTCI directions to attend the meeting go to www.proxydocs.com/FTCI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before August 25, 2025. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA

FTC Solar, Inc. Special Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of an aggregate 6,836,237 shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), issuable upon exercise of certain Warrants to Purchase Common Stock (the “Warrants”), in excess of the exercise caps applicable to the Warrants; 2. To approve an amendment to our 2021 Stock Incentive Plan (the “2021 Plan”) to reserve an additional 2,000,000 shares of Common Stock for issuance under the 2021 Plan; 3. To approve an adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated votes at the time of the Special Meeting, there are insufficient shares of our capital stock represented, either in person or by proxy, to constitute a quorum necessary to conduct business at the Special Meeting or to approve Proposal No. 1 or Proposal No. 2; 4. To transact such other business that may properly come before the Special Meeting or any adjournment thereof.